                                                                    EXHIBIT 10.1


                            FIFTH AMENDMENT TO FIRST
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment"), dated as of September 20, 2002, by and among the lenders listed on the signature pages hereof (the "Lenders"), CLUBCORP, INC., a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

         A. The Borrower, the Lenders, certain co-agents, certain managing agents and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of September 24, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of November 5, 1999, that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 20, 2000, that certain Third Amendment and Waiver to First Amended and Restated Credit Agreement, dated as of December 25, 2001, and that certain Fourth Amendment to First Amended and Restated Credit Agreement, dated as of February 7, 2002 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. Amendments.

         (a) The definition of "Change of Control" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Change of Control" means the occurrence of any of the following:

                  (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower and its Subsidiaries, taken as a whole, to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than a Permitted Holder;

                  (b) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, becomes the Beneficial Owner, directly or indirectly, of 35% or more of the voting power of all classes of Voting Stock of the Borrower;



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

                  (c) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors; or

                  (d) the Borrower consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into the Borrower, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Borrower or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the Voting Stock of the Borrower outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance) and (B) immediately after such transaction, no "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, becomes, directly or indirectly, the Beneficial Owner of 35% or more of the voting power of all classes of Voting Stock of the Borrower.

         (b) The definition of "Second Tier Appraised Properties" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Second Tier Appraised Properties" means such Initial Appraised Properties (other than the First Tier Appraised Properties) which result in the Appraised Value of the Appraised Properties being in an aggregate amount no less than $777,450,000 and which are approved by the Determining Lenders, and such other property that becomes a Second Tier Appraised Property pursuant to Section 5.15.

         (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

                  "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

                  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Borrower who:

                  (1) was a member of such Board of Directors on September 20, 2002;



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

                  (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the Facility B Term Loan Maturity Date. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not purchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption is not prohibited by Section 7.9 hereof.

                  "Permitted Holder" means (a) the estate of Robert H. Dedman,
         (b) any immediate family member of Robert H. Dedman or (c) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of Persons referred to in the immediately preceding clause (b) or any charitable foundation created by Robert H. Dedman or such other Persons referred to in the immediately preceding clause (b); provided that any such Person shall only be deemed to be a Permitted Holder to the extent that such Person's Voting Stock of the Borrower was received from Robert H. Dedman.

                  "Senior Debt" means, as of any date of determination, determined for the Borrower and its Subsidiaries on a consolidated basis, the remainder of (a) Total Debt minus (b) Unsecured Subordinated Indebtedness.

                  "Senior Secured Debt" means, as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, Senior Debt which is Permitted Secured Indebtedness.

                  "Senior Secured Debt Ratio" means, for any date of calculation (which shall be as of the last day of each Fiscal Quarter), the ratio of Senior Secured Debt as of the date of determination to EBITDA calculated for the four consecutive Fiscal Quarters ending on the date of calculation. For purpose of calculation of the Senior Secured Debt Ratio only, with respect to assets not owned at all times during the four Fiscal Quarters immediately preceding the date of calculation of EBITDA, there shall be (i) included in EBITDA the pro forma EBITDA (but calculated to exclude any increase in EBITDA which would be the result of any expenses that the Borrower projects to be eliminated by such proposed acquisition) of any assets acquired during any such four Fiscal Quarters and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such four Fiscal Quarters.



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

                  "2002 Senior Notes" means that certain Unsecured Indebtedness evidenced by the senior notes of the Borrower due no earlier than 2009 and issued in 2002 in an aggregate principal amount not less than $200,000,000, pursuant to terms satisfactory to the Determining Lenders.

                  "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

         (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined term "Group" therefrom.

         (e) Section 2.5(b) of the Credit Agreement is hereby amended to add a new subclause (v) thereto to read as follows:

                  (v) Prepayment from Issuance of 2002 Senior Notes. Concurrently with the receipt of Net Cash Proceeds from the issuance of the 2002 Senior Notes, the Borrower shall (A) first, prepay (1) Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 50% of the Net Cash Proceeds received in respect of the issuance of up to $200,000,000 in aggregate principal amount of the 2002 Senior Notes and (2) Revolving Credit Advances in an aggregate principal amount equal to 50% of the Net Cash Proceeds received in respect of the issuance of up to $200,000,000 in aggregate principal amount of the 2002 Senior Notes, (B) second, prepay Revolving Credit Advances in an aggregate principal amount equal to 100% of the Net Cash Proceeds received in respect of that portion, if any, of the principal amount of the 2002 Senior Notes issued which exceeds $200,000,000 but which does not exceed $225,000,000, (C) third, to prepay (1) Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 50% of the Net Cash Proceeds received in respect of that portion, if any, of the principal amount of the 2002 Senior Notes issued which exceeds $225,000,000 but which does not exceed $250,000,000 and (2) Revolving Credit Advances in an aggregate principal amount equal to 50% of the Net Cash Proceeds received in respect of that portion, if any, of the principal amount of 2002 Senior Notes issued which exceeds $225,000,000 but which does not exceed $250,000,000 and (D) fourth, prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to 100% of the Net Cash Proceeds received in respect of that portion, if any, of the principal amount of the 2002 Senior Notes issued which exceeds $250,000,000. For purposes of determining Net Cash Proceeds from the issuance of the 2002 Senior Notes, all fees and expenses related to such issuance shall be allocated pro rata to the aggregate principal amount of the 2002 Senior Notes issued. Such prepayments shall be applied as provided in Section 2.5(c) hereof.

         (f) Section 2.5(c) of the Credit Agreement is hereby amended to read as follows:

                  (c) Prepayments and Payments, Generally. Any partial payment of a (i) Base Rate Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $500,000 and (ii) a LIBOR Rate Advance shall be in a principal



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

         amount which is at least $5,000,000 and which is an integral multiple of $1,000,000, and to the extent that any payment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender (to the extent required) in accordance with Section 2.9 hereof. Any prepayment of any Term Loan Advance shall (i) include and be applied to accrued interest to the date of such prepayment on the principal amount prepaid and (ii) be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances then unpaid. Any prepayments required to be made pursuant to Section 2.5(b)(ii), (iii), (iv) or (v) hereof shall (i) not be subject to the notice and minimum payment provisions of this Section 2.5; provided, however, the Borrower shall be required to reimburse each Lender for any loss, cost or expense incurred by each Lender in connection with any such prepayment as set forth in Section 2.9 hereof if any prepayment results in a LIBOR Advance being paid on a day other than the last day of an Interest Period for such LIBOR Advance, (ii) be applied first to Base Rate Advances, if any, and then to LIBOR Advances, and (iii) except as otherwise provided in Section 2.5(b)(v) hereof, be applied to the outstanding Revolving Credit Advances, to the extent that the Facility A Term Loan Advances and Facility B Term Loan Advances shall have been paid in full.

         (g) Section 2.6(b) of the Credit Agreement is hereby amended to read as follows:

                  (b) Mandatory Reduction. The Revolving Credit Commitment shall be permanently reduced by (i) the amount of Revolving Credit Advances required to be prepaid pursuant to Section 2.5(b)(ii) hereof and (ii) $25,000,000 on the date of the issuance of the 2002 Senior Notes. On the Revolving Credit Commitment Maturity Date, the Revolving Credit Commitment shall be automatically reduced to zero.

         (h) Section 7.1 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (h) thereof; (ii) deleting "." at the end of clause (i) and inserting "; and" in lieu thereof and (iii) adding the following new clause (j) thereto to read as follows:

                  (j) The 2002 Senior Notes.

         (i) Section 7.9 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.9 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary that is an Obligor, (b) payments and prepayments of principal of Indebtedness other than (i) payments, prepayments and redemptions of Indebtedness permitted to be incurred pursuant to Section 7.1(h) hereof and (ii) optional prepayments and redemptions of Indebtedness permitted to be incurred pursuant to Section 7.1(j) hereof, and (c) Dividends payable by the Borrower in an aggregate amount not to exceed $7,500,000 during any Fiscal Year; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.9 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment.



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

         (j) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.12 Maximum Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than (a) 5.50 to 1 at the end of the second Fiscal Quarter of Fiscal Year 2002, (b) 5.90 to 1 at the end of the third Fiscal Quarter of Fiscal Year 2002, (c) 5.60 to 1 at the end of either of the fourth Fiscal Quarter of Fiscal Year 2002 or the first Fiscal Quarter of Fiscal Year 2003, (d) 5.25 to 1 at the end of either of the second or third Fiscal Quarter of Fiscal Year 2003,
         (e) 5.00 to 1 at the end of any Fiscal Quarter from and including the fourth Fiscal Quarter of Fiscal Year 2003 through and including the third Fiscal Quarter of Fiscal Year 2004 and (f) 4.50 to 1 at the end of any Fiscal Quarter thereafter.

         (k) Section 7.13 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.13 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a)
         0.85 to 1 at the end of any Fiscal Quarter from and including the second Fiscal Quarter of Fiscal Year 2002 through and including the third Fiscal Quarter of Fiscal Year 2003, and (b) 0.95 to 1 at the end of any Fiscal Quarter thereafter.

         (l) Article 7 of the Credit Agreement is hereby amended by adding new Sections 7.23 and 7.24 thereto to read as follows:

                  Section 7.23 Senior Secured Debt Ratio. The Borrower shall not permit the Senior Secured Debt Ratio to be greater than (a) 4.25 to 1 at the end of the third Fiscal Quarter of Fiscal Year 2002, (b) 4.00 to 1 at the end of either of the fourth Fiscal Quarter of Fiscal Year 2002 or the first Fiscal Quarter of Fiscal Year 2003, (c) 3.75 to 1 at the end of either of the second or third Fiscal Quarter of Fiscal Year 2003, (d) 3.50 to 1 at the end of the fourth Fiscal Quarter of Fiscal Year 2003 through and including the third Fiscal Quarter of Fiscal Year 2004, and (e) 3.00 to 1 at the end of any Fiscal Quarter thereafter.

                  Section 7.24 Terms of the 2002 Senior Notes. The Borrower shall not enter into (in connection with the initial issuance of the 2002 Senior Notes or thereafter), change or amend (or take any action or fail to take any action the result of which is an effective amendment or change), or accept any waiver or consent with respect to, the indenture or any other document, instrument or agreement relating to the 2002 Senior Notes if such action or failure to take action would, in the reasonable determination of the Administrative Agent, result in the covenants, events of default or remedies in respect of the 2002 Senior Notes being materially more adverse to the Lenders than the terms and provisions of the 2002 Senior Notes posted on September 17, 2002 on the IntraLinks website maintained by Banc of America Securities LLC and titled "ClubCorp-Amendment".

         (m) Section 8.01(o) of the Credit Agreement is hereby amended to read as follows:

                  (o) INTENTIONALLY OMITTED.



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

         (n) Exhibit E to the Credit Agreement, the Compliance Certificate, is hereby amended to be in the form of Exhibit E attached to this Fifth Amendment.

         2. WAIVER. The Lenders hereby waive, effective June 30, 2002, any Event of Default which occurred under (a) Section 8.01(o) of the Credit Agreement as a result of the Appraised Value of the Initial Appraised Properties being less than $800,000,000 at June 30, 2002 and (b) Section 8.01(q) of the Credit Agreement as a result of the Borrower not delivering the items required therein by June 30, 2002.

         3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after giving effect to the waiver provided in Section 2 above:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         4. CONDITIONS OF EFFECTIVENESS. This Fifth Amendment shall be effective (provided that the amendments provided for in Section 1 hereof shall not be effective until and unless, in addition to the conditions set forth below, the 2002 Senior Notes are issued and all fees payable to the Administrative Agent or any of its Affiliates with respect to this Fifth Amendment as agreed upon between the Borrower and such parties have been paid), upon satisfaction of the following conditions:

         (a) the representations and warranties set forth in Section 3 of this Fifth Amendment shall be true and correct;

         (b) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Determining Lenders;

         (c) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrower and acknowledged by each Guarantor;

         (d) payment of all outstanding legal fees and expenses of Special Counsel; and

         (e) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

         5. RESERVATION OF RIGHTS. The Borrower acknowledges that the Lenders execution and delivery of this Fifth Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lenders to execute similar waivers under the same or similar circumstances in the future.



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         6. AMENDMENT FEE. The Borrower covenants and agrees to pay amendment fees in immediately available funds to the Lenders which execute and deliver this Fifth Amendment to the Administrative Agent (or its counsel) not later than 2:00 p.m., Dallas time, September 23, 2002, in an amount equal to the product of
(a)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender multiplied by (b)(i) 0.125%, which amendment fee shall be due and payable on the earlier of October 25, 2002 or the date of issuance of the 2002 Senior Notes and (ii) 0.125%, which amendment fee shall be due and payable on the date of issuance of the 2002 Senior Notes. The Borrower agrees that the failure to pay the amendment fees provided in this Section 6 shall be an event of default under Section 8.1(b)(ii) of the Credit Agreement.

         7. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fifth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

         8. APPROVAL OF 2002 SENIOR NOTES. Each Lender signing this Fifth Amendment hereby acknowledges and agrees that the terms of the 2002 Senior Notes are satisfactory to such Lender.

         9. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon and during the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Fifth Amendment.

         (b) Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

         10. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and deliver of this Fifth Amendment and the other instruments and documents to be delivered hereunder.

         11. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of



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

which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         12. GOVERNING LAW; BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         13. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         14. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


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

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first above written.

                                    CLUBCORP, INC.



                                    By:  /s/ John M. Massey III
                                        ----------------------------------------
                                          Name:   John M. Massey III
                                                 -------------------------------
                                          Title:  Vice President
                                                 -------------------------------





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

ACKNOWLEDGED AND AGREED:

CLUBCORP USA, INC., a Delaware corporation
THE 191 CLUB, INC., a Georgia corporation
THE 410 CLUB MANAGEMENT CORP., an
         Illinois corporation
AKRON MANAGEMENT CORP., an Ohio
         corporation
April SOUND MANAGEMENT CORP., a Texas
         corporation
ASPEN GLEN GOLF CLUB MANAGEMENT
         COMPANY, a Colorado corporation
ATHLETIC CLUB AT THE EQUITABLE CENTER,
         INC., a New York corporation
BANKERS CLUB, INC., a Florida corporation
BAY OAKS COUNTRY CLUB, INC., a Texas
         corporation
BECKETT RIDGE COUNTRY CLUB, INC., an
         Ohio corporation
BIENVILLE CLUB, INC., an Alabama corporation
BRAEMAR COUNTRY CLUB, INC., a California
         corporation
BROKEN ARROW MANAGEMENT CORP., an
         Oklahoma corporation
BROOKHAVEN COUNTRY CLUB, INC., a
         Texas corporation
BUCKHEAD CLUB, INC., a Georgia corporation
BUNKER HILL CLUB, INC., a California corporation
BR GP, INC., a Georgia corporation
BIRCHRIVER GOLF MANAGEMENT, INC., a
         Georgia corporation
CANYON CREST COUNTRY CLUB, INC., a
         California corporation
CANYON GATE AT LAS VEGAS, INC.,  a
         Nevada corporation
CANYON SPRINGS GOLF CLUB, INC., a
         Texas corporation
CAPITAL CITY CLUB OF MONTGOMERY, INC.,
         an Alabama corporation
CAPITAL CITY CLUB OF RALEIGH, INC., a
         North Carolina corporation
CAPITAL CLUB, INC., a Virginia corporation
CCA SILBAND/GOLFCORP/ROUND ROCK,
         INC., a Texas corporation
CCA SILBAND HOLDING CORPORATION, a
         Nevada corporation

CCA SILBAND/GOLFCORP, a California corporation
CCA SILBAND - FAIRFIELD, INC., a California
         corporation
CCA SILBAND UPLAND HILLS CORP., a
         California corporation
SILBAND SPORTS CORP., a California corporation
PLANTATION SERVICES, INC., a Texas corporation
COUNTRY MEADOW MANAGEMENT, INC., an
         Arizona corporation
CCA GOLF CENTERS, INC., a Texas corporation
CCA GOLF CENTER-ARLINGTON, INC., a Texas
         corporation
CCA GOLF CENTER-CLEARWATER, INC., a
         Florida corporation
CCA SILBAND INVESTMENT CORP., a Texas
         corporation
U.S. GOLF MANAGEMENT, INC., a Delaware
         corporation
MIDDLETOWN, GOLF, INC., a Pennsylvania
         corporation
CENTER CLUB, INC., a California corporation
CENTRE CLUB, INC., a Florida corporation
CITRUS CLUB, INC., a Florida corporation
CITY CLUB OF SAN FRANCISCO, INC., a
         California corporation
CITY CLUB OF WASHINGTON, INC., a District
         of Columbia corporation
CLEAR CREEK HOLDING COMPANY, a Texas
         corporation
CLUB AT BOSTON COLLEGE, INC., a
         Massachusetts corporation
THE CLUB AT CANYON GATE, INC., a
         Nevada corporation
CLUB AT CIMARRON, INC., a Texas corporation
CLUB AT FRANKLIN SQUARE, INC., a District
         of Columbia corporation
CLUB AT GLEN OAKS, INC., an Iowa corporation
CLUB AT SOCIETY CENTER, INC., an Ohio
         corporation
CLUB ATHLETIC CONSULTING, INC., a Texas
         corporation
CLUB CORPORATION OF CANADA, LTD., a
         Canadian corporation
CLUB FINANCIAL CORP., a Nevada corporation
CLUB HARRIS BRANCH REALTY, INC., a
         Texas corporation

CLUB LE CONTE, INC., a Tennessee corporation
CLUB WELLS BRANCH REALTY, INC., a Texas
         corporation
CWBR OF DELAWARE, INC., a Texas corporation
CLUB COMPANY REALTY, INC., a Texas
         corporation
CCRI OF DELAWARE, INC. a Delaware corporation
CLUBCORP BUYING SERVICES, INC., a Delaware
         corporation
CLUBCORP AVEN HOLDINGS, INC., a Delaware
         corporation
CLUBCORP GLOBAL HOLDINGS, INC., a
         Delaware corporation
CLUBCORP GLOBAL CONSULTING, INC., a
         Delaware corporation
CLUBCORP GRAPHICS, INC., a Florida corporation
COLUMBIA CAPITAL CITY CLUB CORP., a
         South Carolina corporation
COLUMBIA TOWER CLUB, INC., a Washington
         corporation
COMMERCE CLUB, INC., a South Carolina
         corporation
COTO PROPERTY HOLDINGS, INC., a California
         corporation
COUNTRYSIDE COUNTRY CLUB, INC., a
         Florida corporation
CROW CANYON MANAGEMENT CORP., a
         California corporation
DAYTON RACQUET CLUB, INC., an Ohio
         corporation
DEBARY MANAGEMENT CORP., a Florida
         corporation
DES MOINES CLUB TENANT CORP., an Iowa
         corporation
DES MOINES CLUB MANAGEMENT, INC., an
         Iowa corporation
DESERT FALLS COUNTRY CLUB, INC., a
         California corporation
DESERT OASIS GOLF CLUB MANAGEMENT
         CORP., a California corporation
DIAMANTE GOLF CLUB MANAGEMENT, INC.,
         an Arkansas corporation
DIAMANTE GOLF CLUB PARTNERS, INC., an
         Arkansas corporation
DIAMOND RUN CLUB, INC., a Pennsylvania
         corporation

THE DOWNTOWN CLUB, INC., a Texas corporation
EXCHANGE CLUB MANAGEMENT, INC., an
         Illinois corporation
FAIR OAKS CLUB CORP., a Texas corporation
FAIRLANE MANOR, INC., a Michigan corporation
FCS CORP., a Nevada corporation
FIRST CITY CLUB MANAGEMENT, INC., a
         Georgia corporation
FLORIDA GOLF CLUB OF GAINESVILLE, INC.,
         a Florida corporation
FORT BEND ACQUISITION CORP., a Texas
         corporation
FORTUNE FINANCIAL CORP., a Texas corporation
FOSSIL CREEK GOLF, INC., a Texas corporation
GCL CORPORATION, a California corporation
GEORGE WASHINGTON UNIVERSITY CLUB,
         INC., a District of Columbia corporation
GLENDALE MANAGEMENT CORP., a
         Wisconsin corporation
GLENDALE RACQUET CLUB, INC., a
         Wisconsin corporation
GP BEAR'S BEST ATLANTA, INC., a Georgia
         corporation
GP BEAR'S BEST LAS VEGAS, INC., a Nevada
         corporation
GRANCH GOLF CLUB, INC., an Arizona
         corporation
GREENBRIER COUNTRY CLUB, INC., a
         Virginia corporation
GREENS GOLF & RACQUET CLUB, INC., an
         Oklahoma corporation
GREENSPOINT CLUB, INC., a Texas corporation
HACKBERRY CREEK COUNTRY CLUB, INC.,
         a Texas corporation
HAILE PLANTATION MANAGEMENT CORP.,
         a Florida corporation
HARBOUR CLUB OF CHARLESTON, INC., a
         South Carolina corporation
HEARTHSTONE COUNTRY CLUB, INC., a
         Texas corporation
HERITAGE CLUB, INC., an Alabama corporation
HILLS II OF LAKEWAY, INC., a Texas
         corporation
HOUSTON CITY CLUB, INC., a Texas corporation
HUNTER'S GREEN ACQUISITION CORP., a
         Florida corporation

INDIGO RUN ASSET CORP., a South Carolina
         corporation
IRVING CLUB ACQUISITION CORP., a Texas
         corporation
IW GOLF CLUB, INC., a California corporation
JEFFERSON CLUB, INC., a Kentucky corporation
KINGWOOD COUNTRY CLUB, INC., a Texas
         corporation
KINGWOOD COVE, INC., a Texas corporation
KNOLLWOOD COUNTRY CLUB, INC., an
         Indiana corporation
LAKES CLUB, INC., an Arizona corporation
LEGAV CORPORATION, a California corporation
LIONSGATE GOLF CLUB, INC., a Kansas
         corporation
MANAGEMENT COMPANY FOR ASPEN GLEN,
         INC., a Colorado corporation
MANAGEMENT COMPANY FOR STONERIDGE
         CLUB, INC., a California corporation
MANAGER FOR CCHH, INC., a South Carolina
         corporation
MANAGER FOR INDIGO RUN, INC., a South
         Carolina corporation
MEMORIAL STADIUM CLUB MANAGEMENT
         CORP., a Texas corporation
MEMPHIS CITY CLUB, INC., a Tennessee
         corporation
METROPOLITAN CLUB OF CHICAGO, INC., an
         Illinois corporation
METROPOLITAN CLUB OF DENVER, INC. a
         Colorado corporation
MISSION HILLS COUNTRY CLUB, INC., a
         California corporation
NASHVILLE CLUB MANAGEMENT, INC., a
         Tennessee corporation
NETCLUB, INC., a Texas corporation
NEW ENGLAND COUNTRY CLUB MANAGEMENT,
         INC., a Massachusetts corporation
NORTHWOOD MANAGEMENT CORP., a Georgia
         corporation
OAK POINTE COUNTRY CLUB, INC., a Michigan
         corporation
OAKMONT MANAGEMENT CORPORATION, a
         Texas corporation
PARADISE VALLEY MANAGEMENT, INC., a
         California corporation

PARK AVENUE CLUB, INC. (formerly the Fifth Avenue
         Club, Inc.), a New York corporation
PIEDMONT CLUB, INC., a North Carolina corporation
PLAZA CLUB OF SAN ANTONIO, INC., a Texas
         corporation
PLAZA CLUB-HAWAII, LTD., a Hawaii corporation
PORTER VALLEY COUNTRY CLUB, INC., a
         California corporation
PRESIDENTIAL COUNTRY CLUB, INC., THE, a Florida
         corporation
PYRAMID CLUB MANAGEMENT, INC., a Pennsylvania
         corporation
QUAIL HOLLOW MANAGEMENT, INC., an Ohio corporation
QUEENS HARBOUR CORPORATION, a Florida corporation
RAVINIA CLUB, INC., a Georgia corporation
RENAISSANCE CLUB, INC., a Michigan corporation
STANDARD CLUB MANAGEMENT, INC., a Michigan
         corporation
RICHARDSON COUNTRY CLUB CORP., a Texas
         corporation
RIVER CREEK COUNTRY CLUB, INC., a Virginia
         corporation
RIVERS CLUB, INC., a Pennsylvania corporation
SABAL TRACE CORP., a Florida corporation
SAN FRANCISCO TENNIS CLUB, INC., a California
         corporation
THE SAN JOSE CLUB, INC., a California corporation
SAN JOSE RENAISSANCE CLUB, INC., a
         California corporation
SHADOW RIDGE GOLF CLUB, INC., a California
         corporation
SHADY VALLEY MANAGEMENT CORP., a
         Texas corporation
SHOREBY CLUB MANAGEMENT, INC., an Ohio
         corporation
SILVER LAKE MANAGEMENT CORP., an Ohio
         corporation
SKYLINE CLUB, INC., an Indiana corporation
SNEE FARM COUNTRY CLUB, INC., a South
         Carolina corporation
SOCIETY MANAGEMENT, INC., a Nevada
         corporation
SOUTHERN TRACE COUNTRY CLUB OF
         SHREVEPORT, INC., a Louisiana corporation
SPR ENERGY CORPORATION, a Texas corporation

SPRING VALLEY LAKE COUNTRY CLUB INC.,
         a California corporation
STONEBRIAR CLUB, INC., a Texas corporation
STONEBRIAR MANAGEMENT CORP., a Texas
         corporation
STONEHENGE CLUB, INC., a Virginia corporation
SUMMIT CLUB, INC., an Ohio corporation
SUMMIT CLUB, INC., an Alabama corporation
SYMPHONY TOWERS CLUB, INC., a California
         corporation
TAMPA PALMS CLUB, INC., a Florida corporation
TEAL BEND GOLF CLUB, INC., a California
         corporation
TIMARRON GOLF CLUB, INC., a Texas corporation
TOWER CITY CLUB OF VIRGINIA, INC., a
         Virginia corporation
TOWER CLUB OF DALLAS, INC., a Texas corporation
TOWER CLUB, INC., a North Carolina corporation
TOWER CLUB, INC., a Florida corporation
TOWN POINT CLUB, INC., a Virginia corporation
TRADITION GOLF CLUB, INC., a Texas corporation
TREESDALE COUNTRY CLUB, INC., a Pennsylvania
         corporation
TURKEY CREEK GOLF CLUB, INC., a California
         corporation
UNC ALUMNI CLUB MANAGEMENT, INC., a
         North Carolina corporation
UNIVERSITY CLUB MANAGEMENT COMPANY,
         INC., a Florida corporation
UNIVERSITY CLUB OF HOUSTON, INC., a
         Texas corporation
UNIVERSITY CLUB OF WEST PALM BEACH, INC.,
         a Florida corporation
UNIVERSITY CLUB, INC., a Mississippi corporation
UNIVERSITY CLUB, INC., a Florida corporation
WALNUT CREEK MANAGEMENT CORP., a
         Texas corporation
WESTLAKE CITY CLUB, INC., a Texas corporation
WILDFLOWER COUNTRY CLUB, INC., a Texas
         corporation
WILLOW CREEK MANAGEMENT, INC., a Texas
         corporation
WOODSIDE PLANTATION COUNTRY CLUB, INC., a
         South Carolina corporation
ABILENE CLUB MANAGEMENT CORP., a Texas
         corporation

ACI OF LATIN AMERICA, INC., a Delaware
         corporation
AKRON CLUB MANAGEMENT CORP., an
         Ohio corporation
ARLINGTON CITY CLUB, INC., a Texas corporation
ATLANTA CITY CLUB, INC., a Georgia corporation
ATRIUM CLUB, INC., a New York corporation
BALLENISLES COUNTRY CLUB MANAGEMENT, INC.,
         a Florida corporation
BENTWOOD MANAGEMENT CORP., a Texas corporation
BRAE-BURN CLUB MANAGEMENT, INC., a Texas
         corporation
CANE RUN CLUB, INC., an Ohio corporation
CANE RUN MANAGEMENT, INC., an Ohio
         corporation
THE CAPITOL CLUB, INC., a California corporation
CASCADE ATHLETIC CLUB, INC., an Ohio corporation
CCC HOLDING, INC., a South Carolina corporation
CCT, INC., a Nevada corporation
CENTURY I MANAGEMENT, INC., a Texas corporation
CENTURY II CLUB MANAGEMENT, INC., a Texas
         corporation
CHAPARRAL CLUB MANAGEMENT, INC., a Texas
         corporation
CIPANGO MANAGEMENT CORPORATION, a Texas
         corporation
CITY CLUB OF ROCKFORD, INC., an Illinois
         corporation
CITY CLUB OF SAN ANTONIO MGMT., INC., a Texas
         corporation
CLAYTON CLUB MANAGEMENT CORP., a Missouri
         corporation
CLEAR CREEK MANAGEMENT CORP., a Texas
         corporation
CLEAR LAKE GOLF CLUB, INC., a Texas
         corporation
CLUB METROPOLITAN OF AUSTIN, INC., a
         Texas corporation
COOKS CREEK MANAGEMENT CORP., a Ohio
         corporation
DALLAS HOSPITALITY SERVICES, INC., a
         Texas corporation
DEAN HILL MANAGEMENT CORP., a Tennessee
         corporation
DTC MANAGEMENT CORP., a Pennsylvania corporation
DUMFRIES CLUB, INC., a Virginia corporation

EAGLE CREST MANAGEMENT CORP., a California
         corporation
ERROL ESTATE MGMT., INC., a Florida corporation
FOREST OAKS COUNTRY CLUB, INC., a Texas
         corporation
GOLF CONCEPT, INC., a Nevada corporation
HEATHROW MANAGEMENT CORP., a Florida
         corporation
HERITAGE CLUB, INC., a Texas corporation
HIDEAWAY MANAGEMENT CORP., a Florida
         corporation
JEFFERSON CLUB MANAGEMENT CORP., a
         Virginia corporation
KENDALL GOLF MANAGEMENT, INC., a
         Florida corporation
LACITA MANAGEMENT CORPORATION, a
         Florida corporation
LAKE COUNTRY ESTATES COUNTRY CLUB,
         INC., a Texas corporation
LAKE NONA CLUB MANAGEMENT, INC., a
         Florida corporation
LAKES CLUB, INC., a Washington corporation
LANCERS CLUB, INC., a Texas corporation
LANDMARK CLUB AT PARK CENTRAL, INC.,
         a Texas corporation
LOS GATOS TENNIS, INC., a California corporation
LAKEVIEW CLUB, INC., a California corporation
MANAGEMENT COMPANY FOR HAMMOCK
         CREEK, INC., a Florida corporation
MANAGEMENT COMPANY FOR THE HARTFORD
         CLUB, INC., a Connecticut corporation
THE MANAGER FOR WESTWOOD COUNTRY CLUB,
         INC., a Texas corporation
MARINA CLUB MANAGEMENT, INC., a California
         corporation
MATTHEWS GOLF CLUB MANAGEMENT CORP.,
         a North Carolina corporation
MCC MANAGEMENT CORP., a California corporation
METROPOLITAN CLUB MANAGEMENT CORP.,
         an Iowa corporation
MIDLAND PLAZA CLUB, INC., a Texas corporation
MONROE STREET CITY CLUB, INC., an Illinois
         corporation
MOUNTAIN SPA CLUB MANAGEMENT INC.,
         a Nevada corporation

MOUNTAINSIDE CLUB CORPORATION, an
         Iowa corporation
MOUNTAINTOP CLUB MANAGEMENT, INC., an
         Alabama corporation
NEWPORT NEWS CLUB, INC., a Virginia corporation
NORTH HILLS MANAGEMENT CO., an Arkansas
         corporation
NORTHSHORE MANAGEMENT CORP., a Texas
         corporation
OAKMEADOW MANAGEMENT CORPORATION,
         an Indiana corporation
PARK AVENUE CLUB MANAGEMENT, INC., a
         New Jersey corporation
PHARAOHS MANAGEMENT CORP., a Texas
         corporation
PICKAWAY REAL ESTATE, INC., an Ohio corporation
PINERY COUNTRY CLUB, INC., a Colorado
         corporation
PINEWOOD MANAGEMENT CORP., a Texas
         corporation
PINNACLE CLUB SERVICES, INC., a Texas
         corporation
PINNACLE CLUB, INC., a Texas corporation
PLAZA ATHLETIC CLUB, INC., a Texas corporation
PLAZA CLUB OF BRYAN, INC., a Texas corporation
PLAZA CLUB OF PHOENIX, INC., an Arizona
         corporation
PLAZA CLUB OF TUCSON, INC., an Arizona
         corporation
PLAZA CLUB OF TYLER, INC., a Texas corporation
PRE 1-7-00 OPERATOR OF DIAMOND BAR
         MANAGEMENT CORP, a California corporation
PRE 10-13-00 OPERATOR OF WILLOWBEND
         DEVELOPMENT CORPORATION OF
         WICHITA, a Kansas corporation
PRE 2-1-95 OPERATOR COMPANY OF LANDMARK
         ATHLETIC CLUB, a Connecticut corporation
PRE 6-1-96 OPERATOR OF THE MANAGER FOR
         TOWER RIDGE COUNTRY CLUB, INC., a
         Connecticut corporation
PRE 7-4-96 OPERATOR OF RODNEY SQUARE CLUB,
         INC., a Delaware corporation

PRE 12-31-98 MANAGEMENT COMPANY FOR
         TREYBURN COUNTRY CLUB MANAGEMENT
         CORPORATION, a North Carolina corporation
PRE 12-21-99 OPERATOR OF THE MISSION DORADO
         COUNTRY CLUB, INC., a Texas corporation
PRE 12-23-99 OWNER LAFAYETTE CLUB, INC.
         (formerly Lafayette Club, Inc.), a Kentucky corporation PRE 12/26/96 MANAGEMENT CORP. FOR COLUMBIA
         LAKES, a Texas corporation
PRE 12/30/98 OPERATOR OF HALLIFAX CLUB, INC.
         (f/k/a Halifax Club, Inc.), a Florida corporation
PRE 5-3-00 OPERATOR OF THE WALDEN CLUB, INC.
         (f/k/a Walden Club, Inc.), a Tennessee corporation
PRE 8-24-00 OPERATOR OF PEBBLE CREEK COUNTRY
         CLUB OF GREENVILLE, INC., a South Carolina corporation
PRE 2-28-01 OPERATOR OF MEADOW CLUB, INC.
         (f/k/a Meadow Club, Inc.), an Illinois corporation
PRE 3-16-01 OPERATOR OF BELLE TERRE
         MANAGEMENT CORP., a Louisiana corporation
PRE 5-18-01 OPERATOR OF ORANGE PARK
         COUNTRY CLUB, INC., a Florida corporation
PRE 5-31-01 OPERATOR OF INVERRARY COUNTRY
         CLUB, INC., a Florida corporation
PREMIER ATHLETIC CLUB, INC. a Louisiana corporation
PRIVATE CLUB SERVICES, INC., a Florida corporation
PARK AVENUE CLUB, INC., a New York corporation
PROVIDENCE MANAGEMENT INC., a North Carolina
         corporation
QUAIL VALLEY WORLD OF CLUBS, INC., a Texas
         corporation
RAINTREE COUNTRY CLUB, INC., a North Carolina
         corporation
RANCHLAND MANAGEMENT CORP., a Texas corporation
REGENCY CLUB, INC., a Texas corporation
RELAY HOUSE CORPORATION, an Alabama corporation
RENAISSANCE CLUB, INC., an Arizona corporation
RIVER CLUB, INC., an Illinois corporation
RIVER NORTH MANAGEMENT CORP., a Georgia
         corporation
RMPC MANAGEMENT CORPORATION, a Utah
         corporation
ROLLING HILLS MANAGEMENT CORPORATION,
         an Alabama corporation
ROYAL DRIVE COUNTRY CLUB, INC., a California corporation

SAN ANGELO HERITAGE CLUB, INC., a Texas
         corporation
SATICOY MANAGEMENT, INC., a California
         corporation
SCOTTY'S MANAGEMENT CORP., a Texas corporation
SHENANDOAH MANAGEMENT CORP., a Louisiana
         corporation
SILVER SPRINGS SHORES COUNTRY CLUB
         CORP., a Florida corporation
SKYLINE CLUB, INC., a Michigan corporation
SOUTH SHORE MANAGEMENT CORP., a Texas
         corporation
SURREY HILLS MANAGEMENT CORP., an Oklahoma
         corporation
SWEETWATER COUNTRY CLUB, INC., a Florida
         corporation
TAMPA CLUB MANAGEMENT, INC., a Florida
         corporation
TOP SEED MANAGEMENT CORP., an Arizona
         corporation
TOPS'L CLUB, INC., a Florida corporation
TREASURE ISLAND TENNIS & YACHT CLUB,
         INC., a Florida corporation
TWO THOUSAND ONE BRYAN TOWER CLUB,
         INC., a Texas corporation
UNIVERSITY CLUB OF DALLAS, INC., a Texas
         corporation
VITA CENTER MANAGEMENT CORP., a Texas
         corporation
WESTBURY MANAGEMENT CORP., an Oklahoma
         corporation



By:  /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President



THE PINEHURST COMPANY (f/k/a ClubCorp Resorts,
         Inc. & ClubCorp Realty, Inc.), a Delaware corporation
BARTON CREEK RESORT & CLUBS, INC., a
         Texas corporation
CCR PROJECT DEVELOPMENT, INC., a North
         Carolina corporation

CITY WAREHOUSE CORP., a Texas corporation
CLUBCORP REALTY EAST, INC., a North Carolina
         corporation
CONCORD REALTY, INC., a Texas corporation
CLUBCORP REALTY HOLDINGS, INC., a Texas
         corporation
CLUBCORP REALTY SOUTHWEST, INC., a
         Texas corporation
CLUBCORP REALTY HILTON HEAD, INC., a
         South Carolina corporation
CLUBCORP REALTY HOMESTEAD, INC., a
         Virginia corporation
CLUB ISLAND REALTY CORP., a South Carolina
         corporation
BLOODY POINT ASSET CORP, a South Carolina
         corporation
MELROSE LANDING CORPORATION, a South
         Carolina corporation
HILTON HEAD PLANTATION ASSET CORP., a
         South Carolina corporation
MELROSE ASSET CORP., a South Carolina corporation
MELROSE UTILITY COMPANY, INC., a South
         Carolina corporation
CSRESORT MANAGEMENT, INC., a Texas
         corporation
CLUB RESORTS, INC., a Nevada corporation
COUNTRY CLUB OF PINEWILD MANAGEMENT,
         INC., a North Carolina corporation
HOMESTEAD SPRING WATER COMPANY, INC., a
         Virginia corporation
MANAGEMENT COMPANY FOR HOMESTEAD,
         INC., a Virginia corporation
OPERATIONS COMPANY FOR HOMESTEAD, INC.,
         a Virginia corporation
CONSTRUCTION COMPANY OF PINEHURST, INC.,
         a North Carolina corporation
DAUFUSKIE CLUB, INC., a South Carolina
         corporation
ROSE MIX, INC., a South Carolina corporation
DLGA GOLF ACADEMY, INC., a Florida corporation
ERROL LAND DEVELOPMENT COMPANY, a
         Florida corporation
GFO PARTNER, INC., a Michigan corporation
GP OWNERS CLUB AT ASPEN GLEN, INC.,
         a Colorado corporation

LEGAV COMMERCIAL PROPERTY CORPORATION,
         a California corporation
LEGAV HOTEL CORPORATION, a California
         corporation
MASTER CLUB, INC., a Nevada corporation
MH VILLAS, INC., a California corporation
NORTHERN MICHIGAN FINANCIAL CORPORATION,
         a Michigan corporation
OWNERS CLUB ASSET COMPANY, a Delaware
         corporation
OWNERS CLUB AT HILTON HEAD PROPERTY
         MANAGEMENT, INC., a South Carolina corporation
PCC REALTY CORP., a North Carolina corporation
PINEHURST ACQUISITION CORP., a North Carolina
         corporation
PINEHURST, INC., a North Carolina corporation
PINEHURST CHAMPIONSHIP MANAGEMENT, INC.,
         a North Carolina corporation
PINEHURST COUNTRY CLUB, INC., a North Carolina
         corporation
PINEHURST HOTEL, INC., a North Carolina
         corporation
PINEHURST REALTY CORP., a Nevada corporation
PINEHURST NO. VII, INC., a North Carolina
         corporation
PINEWILD MANAGEMENT, INC., a Virginia
         corporation
QUAIL HOLLOW DEVELOPMENT, INC., an
         Ohio corporation
SHANGRI-LA DEVELOPMENT CORP., an
         Oklahoma corporation
SHANGRI-LA MANAGEMENT CORP., an Oklahoma
         corporation
SHANGRI-LA COUNTRY CLUB, INC., an Oklahoma
         corporation
THE OWNERS CLUB HOLDING II, INC., a
         Delaware corporation
THE OWNERS CLUB, INC. (f/k/a The Owners Club
         Holding, Inc.), a Delaware corporation
OWNERS CLUB TELLURIDE REALTY, INC.,
         a Colorado corporation
OWNERS CLUB AT TELLURIDE, INC., a
         Colorado corporation
THE MANAGER OF THE OWNERS CLUB, INC.,
         a South Carolina corporation

THE OWNERS CLUB AT THE HOMESTEAD,
         INC., a Delaware corporation



By:   /s/ John M. Massey, III
    --------------------------------------------------
          John M. Massey, III
          Vice President



CLUBCORP INTERNATIONAL, INC., a Nevada
         corporation
CLUBCORP INTERNATIONAL RESOURCE
         COMPANY, a Nevada corporation
CLUB CORPORATION OF EUROPE, INC.,
         a Nevada corporation
CLUBCORP-ASIA, a Nevada corporation
CLUBCORP ASIA INVESTMENT, INC., a
         Nevada corporation
CLUBCORP MEXICO, a Nevada corporation
CLUBCORP PANAMA, INC., a Nevada
         corporation



By:   /s/ John M. Massey, III
    --------------------------------------------------
          John M. Massey, III
          Vice President



ASSOCIATE CLUBS INTERNATIONAL, INC.,
         a Nevada corporation
CLUBCORP PUBLICATIONS, INC., a Nevada
         corporation
CLUBCORP FINANCIAL MANAGEMENT
         COMPANY, a Nevada corporation



By:   /s/ John M. Massey, III
    --------------------------------------------------
          John M. Massey, III
          Vice President

FIRST FEDERAL FINANCIAL CORPORATION,
         a Texas corporation
FRANKLIN FEDERAL BANCORP F.S.B., a
         Nevada corporation
GRANITE BAY MANAGEMENT, INC., a
         California corporation
BENBROOK BEVERAGE CORPORATION, a
         Texas corporation
CLUB AT DAUFUSKIE, a South Carolina
         corporation
CLUB AT GREENVILLE, INC., a South Carolina
         corporation
CLUB AT PEBBLE CREEK, a South Carolina
         corporation
CLUB AT SNEE FARM, a South Carolina
         corporation
LE GLUB, INC., a South Carolina corporation
THE CLUB AT WOODSIDE PLANTATION, a
         South Carolina corporation
THE CLUB AT HARBOUR, a South Carolina
         corporation
THE CLUB AT COLUMBIA CAPITAL, a South
         Carolina corporation
THE TOM CAT CLUB, a Arkansas corporation



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President

APPLE MOUNTAIN GOLF CLUB, LLC, a
         Delaware limited liability company
EMPIRE RANCH, LLC, a Delaware limited
         liability company

By:      CLUBCORP USA, INC., its sole member



By:       /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President



FLORIDA DEVELOPMENT OF GAINESVILLE,
L.L.C., a Florida limited liability company

By:      ClubCorp USA, Inc., its managing member



By:       /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President



ALISO VIEJO HOTEL JOINT VENTURE
ALISO VIEJO COMMERCIAL PROPERTY
         JOINT VENTURE

By:      ClubCorp USA, Inc., its
                                 ----------------


By:       /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President

HOMESTEAD, L.C., a Virginia limited liability company



By:       /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President



CANYON SPRINGS GENERAL, L.L.C., a
         Delaware limited liability company
TCRI LIMITED, LLC, a Delaware limited
         liability company

By:      THE PINEHURST COMPANY, f/k/a
         ClubCorp Resorts, Inc., its sole member



By:       /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President


THE OWNERS CLUB OF SOUTH CAROLINA,
         L.L.C., a South Carolina limited liability company

By:      Owners Club Asset Company, its
         managing member



By:       /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President

THE OWNERS CLUB AT BARTON CREEK, L.P.,
         a Texas Limited Partnership

By:      The Owners Club Holding II, Inc., its
         general partner



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President


THE OWNERS CLUB AT HILTON HEAD, L.P.,
         a South Carolina limited partnership

By:      The Manager of The Owners Club, Inc.,
         its general partner



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President


THE OWNERS CLUB AT THE HOMESTEAD, L.P.,
         a Virginia limited partnership

By:      The Owners Club at The Homestead, Inc.,
         its general partner



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President

FFFC GOLF ACQUISITIONS, L.L.C., a Delaware limited liability company

By:      First Federal Financial Corporation



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President


CLUBCORP GEN PAR OF TEXAS, L.L.C., a
         Delaware limited liability company
CLUBCORP GOLF OF CALIFORNIA, L.L.C., a
         Delaware limited liability company
CLUBCORP GOLF OF FLORIDA, L.L.C., a
         Delaware limited liability company
CLUBCORP GOLF OF MISSOURI, L.L.C., a
         Delaware limited liability company
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.,
         a Delaware limited liability company
CLUBCORP GOLF OF OKLAHOMA, L.L.C., an
         Oklahoma limited liability company
GOLF MANAGEMENT COMPANY OF LOUISIANA,
         L.L.C., a Delaware limited liability company
PIEDMONT GOLFERS' CLUB, L.L.C., a South
         Carolina limited liability company

By:      FFFC Golf Acquisitions, L.L.C., managing
         member of each

         By:      First Federal Financial Corporation



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President

CLUBCORP GOLF OF TEXAS, L.P., a Texas
         limited partnership
CLUBCORP GOLF OF GEORGIA, L.P., a
         Georgia limited partnership

By:      ClubCorp Gen Par of Texas, LLC, the
         general partner for each

         By:      First Federal Financial Corporation, its
                           sole member



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President


CAPITAL CLUB COMPANY, LTD., a China
         corporation



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President


BC RESORT, L.P., a Texas General Partnership

By:      Barton Creek Resort & Clubs, Inc., its
         general partner



By:   /s/ JOHN M. MASSEY, III
    --------------------------------------------------
          John M. Massey, III
          Vice President







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